Seventh Amendment to Amended and Restated Loan and Security Agreement Borrower: Cardlytics, Inc., a Delaware corporation Date: October 30, 2026 This SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into among, the Borrower named above (the “Borrower”), the lenders from time to time party to the Loan Agreement (“Lenders”) and Banc of California, a California state-chartered bank (formerly known as Pacific Western Bank) in its capacity as administrative and collateral agent for the Lenders (“Agent”). Agent, Lenders and Borrower agree to amend the Amended and Restated Loan and Security Agreement between them, dated September 30, 2024 (as amended, the “Loan Agreement”), as follows, effective as of the date hereof except as otherwise provided below. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.) 1. Added Definition of Seventh Amendment. The definition of “Seventh Amendment” is hereby added to Section 8 of the Loan Agreement, in alphabetical order, and shall read as follows: “Seventh Amendment” means that Seventh Amendment to Amended and Restated Loan and Security Agreement, dated as of October 30, 2026 by and between Borrower, Agent and Lenders. 2. Modified Minimum Cumulative Adjusted EBITDA Financial Covenant. The line item in the chart for the Minimum Cumulative Adjusted EBITDA financial covenant set forth in Section 5 of the Schedule that currently reads as follows: Period Ended Minimum Cumulative Adjusted EBITDA (000s omitted) “( )” denotes negative Adjusted EBTIDA, in which case Minimum Cumulative Adjusted EBITDA cannot exceed (i.e., be more negative than) the negative amounts set forth below 12-months ending December 31, 2026 $0.00 is hereby amended and restated to read as follows: Docusign Envelope ID: 7F4EF7A0-7E94-8EAF-8354-A287FDC3A0B8 EXHIBIT 10.2 Certain information has been excluded from this agreement (indicated by "[***]") because such information is both (a) not material and (b) is the type that the Registrant customarily and actually treats as private or confidential. [***]

Banc of California Seventh Amendment to A&R Loan and Security Agreement 2 Period Ended Minimum Cumulative Adjusted EBITDA (000s omitted) “( )” denotes negative Adjusted EBTIDA, in which case Minimum Cumulative Adjusted EBITDA cannot exceed (i.e., be more negative than) the negative amounts set forth below 12-months ending December 31, 2026 ($6,000) 3. Facility Fee. [Reserved]. 4. Legal Expenses. Without limitation on the terms of the Loan Documents, Borrower agrees to reimburse Lender for all its documented costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment. 5. Representations True. Borrower represents and warrants to Agent and Lenders that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects, except as to representations and warranties that relate to a different date, in which case said representations and warranties continue to be true in all material respects as of said date and those representations and warranties that are conditioned by materiality, which shall be true and correct in all respects. 6. General Release. In consideration for Agent and Lenders entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Agent, Lenders, and their successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment arising under or in any way related to the Loan Agreement, this Amendment or any other Loan Document or any of the transactions contemplated herein or therein (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Agent and Lenders against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys’ fees of counsel of Lenders’ choice and costs, which Lenders may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty. 7. No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Agent. 8. Applicable law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT INCLUDING AND GIVING EFFECT TO SECTIONS 5- 1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT TO THE EXTENT ANY SUCH OTHER LOAN DOCUMENT EXPRESSLY SELECTS THE LAW OF Docusign Envelope ID: 7F4EF7A0-7E94-8EAF-8354-A287FDC3A0B8 Certain information has been excluded from this agreement (indicated by "[***]") because such information is both (a) not material and (b) is the type that the Registrant customarily and actually treats as private or confidential. [***]

Banc of California Seventh Amendment to A&R Loan and Security Agreement 3 ANOTHER JURISDICTION AS GOVERNING LAW THEREOF, IN WHICH CASE THE LAW OF SUCH OTHER JURISDICTION SHALL GOVERN. 9. Consent to Jurisdiction. The provisions of Section 9.21 of the Loan Agreement titled: “Consent to Jurisdiction” shall apply to this Amendment, and the terms thereof are incorporated herein by this reference. 10. General Provisions. Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Agent, Lenders and Borrower, and the other written documents and agreements between Agent, Lenders and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Agent and Lenders on the one hand and Borrower on the other hand shall continue in full force and effect and the same are hereby ratified and confirmed. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. 11. Mutual Waiver of Jury Trial. AGENT AND LENDERS AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AMENDMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AMENDMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT. Version-0 [Signature Page Follows] Docusign Envelope ID: 7F4EF7A0-7E94-8EAF-8354-A287FDC3A0B8 Certain information has been excluded from this agreement (indicated by "[***]") because such information is both (a) not material and (b) is the type that the Registrant customarily and actually treats as private or confidential.

Banc of California Seventh Amendment to A&R Loan and Security Agreement 4 Borrower: CARDLYTICS, INC. By:____________________________ Name: David Evans Title: Chief Financial Officer Agent and Lender: BANC OF CALIFORNIA By:______________________________ Name: Samantha O’Halloran Title: Senior Vice President [Signature Page—Seventh Amendment to Amended and Restated Loan and Security Agreement] Docusign Envelope ID: 7F4EF7A0-7E94-8EAF-8354-A287FDC3A0B8 Certain information has been excluded from this agreement (indicated by "[***]") because such information is both (a) not material and (b) is the type that the Registrant customarily and actually treats as private or confidential.